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                                                                     EXHIBIT 4.6

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                              GREYHOUND LINES, INC.

                                       and

                           THE GUARANTORS NAMED HEREIN

               -------------------------------------------------

                              SERIES A AND SERIES B

                          11 1/2% SENIOR NOTES DUE 2007

               -------------------------------------------------


                            ------------------------

                          SECOND SUPPLEMENTAL INDENTURE

                           DATED AS OF AUGUST 25, 1997

                            ------------------------

                         PNC BANK, NATIONAL ASSOCIATION

                                     Trustee

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            This SECOND SUPPLEMENTAL INDENTURE, dated as of August [25], 1997, among Greyhound Lines, Inc., a Delaware corporation (the "Company"), each of the parties identified under the caption "Guarantors" on the signature pages hereto (the "Guarantors") and PNC Bank, National Association, as Trustee.

                                    RECITALS

            WHEREAS, the Company and the Trustee entered into an Indenture, dated as of April 16, 1997 (the "Indenture"), pursuant to which the Company issued $150,000,000 in principal amount of 11 1/2% Senior Notes due 2007 (the "Notes"); and

            WHEREAS, Section 9.01(e) of the Indenture provides that the Company and the Trustee may amend or supplement the Indenture in order to execute a guarantee (a "Subsidiary Guarantee") to comply with Section 10.02 thereof without the consent of the Holders of the Notes; and

            WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws of the Company, of the Guarantors and of the Trustee necessary to make this Second Supplemental Indenture a valid instrument legally binding on the Company, the Guarantors and the Trustee, in accordance with its terms, have been duly done and performed;

            NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Company, the Guarantors and the Trustee covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:

                                    ARTICLE 1

            SECTION 1.01. This Second Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

            SECTION 1.02. This Second Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Company, the Guarantors and the Trustee.


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                                    ARTICLE 2

            From this date, in accordance with Section 10.02 and by executing this Second Supplemental Indenture and the accompanying Subsidiary Guarantee (a copy of which is attached hereto), the Guarantors whose signatures appear below are subject to the provisions of the Indenture to the extent provided for in
Article 10 thereunder.

                                    ARTICLE 3

            SECTION 3.01. Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.

            SECTION 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Second Supplemental Indenture. This Second Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

            SECTION 3.03. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SECOND Supplemental INDENTURE, THE NOTES AND THE SUBSIDIARY GUARANTEES.

            SECTION 3.04. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

                          [NEXT PAGE IS SIGNATURE PAGE]


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            IN WITNESS WHEREOF, the parties hereto have caused this Second
Supplemental Indenture to be duly executed, all as of the date first written above.

                                  GREYHOUND LINES, INC.

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer

                                  GUARANTORS:


                                  VALLEY TRANSIT CO., INC.

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


                                  VALLEY BUS CO., INC.

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


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                                  VALLEY EXPRESS COMPANY

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


                                  VALLEY GMC TRUCK CO.

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


                                  VALLEY BUS SERVICE COMPANY

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


                                  VALLEY GARAGE COMPANY, INC.

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


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                                  V.D.R. SERVICES, INC.

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


                                  FIRST BUS CORP.

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


                                  MOTOR COACH LEASING COMPANY, INC.

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


                                  FIRST TEXAS COMMERCIAL, INC.

                                  By: /s/ Steven L. Korby
                                  ---------------------------------------
                                  Steven L. Korby, Executive Vice
                                    President and Chief Financial
                                       Officer


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                               PNC BANK, NATIONAL ASSOCIATION,
                               as trustee

                               By: ---------------------------------------
                               Name:
                               Title:


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